Exhibit 10.35

THE AZEK COMPANY INC.

RESTRICTED STOCK GRANT

(Replacement Award for AOT Building Products, L.P. Profits Interests)

THIS RESTRICTED STOCK GRANT (the “Agreement”), is made effective as of the date set forth on the Company signature page (the “Signature Page”) attached hereto (the “Date of Grant”), by and among The AZEK Company Inc., a Delaware corporation (together with its successors and assigns, the “Company”), the participant identified on the Signature Page attached hereto (“Participant”) and AOT Building Products, L.P., a Delaware limited partnership (“Parent”).

R E C I T A L S:

WHEREAS, Participant holds the number of Profits Interests of Parent (the “Profits Interests”) specified on the Signature Page, which Profits Interests were issued pursuant to the Amended and Restated Agreement of Limited Partnership of Parent (as amended from time to time, the “LP Agreement”) and one or more LP Interest Agreements (collectively, the “LP Interest Agreements”);

WHEREAS, all of the outstanding Common Interests of Parent are being exchanged (the “Common Exchange”) for shares (“Shares”) of common stock, par value $0.001, of the Company effective prior to or substantially concurrent with the consummation of the initial public offering (the “IPO”) of the common stock (the date such Common Exchange becomes effective, the “Exchange Date”);

WHEREAS, all of Participant’s Profits Interests are being exchanged (the “Exchange”) for Shares effective as of the Exchange Date;

WHEREAS, the Company has adopted The AZEK Company Inc. 2020 Omnibus Incentive Compensation Plan (the “Plan”), the terms of which Plan are incorporated herein by reference and made a part of this Agreement, and capitalized terms not otherwise defined herein shall have the same meaning as in the Plan; and

WHEREAS, as of the Exchange Date, the Profits Interests will be cancelled and will cease to be issued and outstanding and Participant shall receive, in exchange, Shares with an equivalent value based on the IPO Price (as defined below), as described herein and otherwise subject to the terms hereof and the Plan, as applicable.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Exchange Shares.

(a) Subject to the terms and conditions set forth in this Agreement and effective as of the Exchange Date, the Company and Parent will cause the Profits Interests to be exchanged for the number of vested Shares (“Vested Shares”) and unvested Shares (the “Restricted Shares”) calculated by the Compensation Committee of the Board of Directors of the Company (the “Committee”) in accordance with this Section 1(a), which will be specified on the Signature Page (the Vested Shares and Restricted Shares collectively, the “Exchange Shares”). In the event the IPO is not consummated within 30 days following the Date of Grant, this Award of Exchange Shares and the Exchange shall be null and void and of no further force or effect.

(i) The number of Vested Shares shall be calculated by the Committee in its reasonable good faith discretion, such that the aggregate value of such Vested Shares equals the aggregate Total Realizable Value (as defined below) of the vested Profits Interests held by Participant as of the Exchange Date. The Vested Shares shall not be subject to any forfeiture restrictions.

(ii) The number of Restricted Shares shall be calculated by the Committee in its reasonable good faith discretion, such that the aggregate value of such Restricted Shares equals the aggregate Total Realizable Value of the unvested Profits Interests held by Participant as of the Exchange Date. The Restricted Shares shall vest and become nonforfeitable Vested Shares in accordance with Schedule I attached hereto. The Restricted Shares shall be subject to the terms and conditions of the Plan.

(iii) For purposes of this Agreement, the “Total Realizable Value” of a Profits Interest award (or vested or unvested portion thereof) equals (x) the Adjusted IPO Price less the hurdle amount applicable to such Profits Interest award, multiplied by (y) the number of Profits Interests under such award (or such portion).

(A) The “Adjusted IPO Price” is the price at which a Share is sold in the Company’s initial public offering (the “IPO Price”) multiplied by the number of Shares for which each Common Interest of Parent is exchanged in the Common Exchange. By way of example only, if each Common Interest of Parent is exchanged for two Shares, and the IPO Price of a Share is $10, then the Adjusted IPO Price for purposes of calculating the value of a Profits Interest is $20.

(B) Any fractional Vested Shares or Unvested Restricted Shares will be settled in cash within 2 1/2 months from the Date of Grant.

(b) Within 10 days after the Exchange Date, Participant shall provide the Company with a copy of a completed election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder in the form of Exhibit A attached hereto. Participant shall timely (within 30 days of the Date of Grant) file (via certified mail, return receipt requested) such election with the Internal Revenue Service, and thereafter shall certify to the Company that Participant has made such timely filing and furnish a copy of such filing to the Company. Participant should consult his or her tax advisor regarding the consequences of a Section 83(b) election, as well as the receipt, vesting, holding and sale of the Restricted Shares.

(c) Participant acknowledges that the Exchange Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly, may not be sold or transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom.

2. Prior Agreements. Participant acknowledges that (a) the unvested Profits Interests are subject to vesting conditions and (b) the Profits Interests are subject to a clawback that requires, in the event of the Participant’s willful or intentional material breach of a non-competition, non-solicitation or non-disclosure covenant (or failure to correct a material breach of any such covenant after written notice of such breach), that the Participant will automatically forfeit the Profits Interests and repay amounts distributed in respect of any Profits Interests in the 24 months prior to such breach (which forfeiture and repayment will be in addition to any other rights that the Company and its affiliates have). Participant acknowledges and agrees that (x) the Restricted Shares will remain subject to the vesting conditions that applied to the unvested Profits Interests, as provided in Schedule I and (y) the Exchange Shares will remain subject to the clawback terms as applied to the Profits Interests.

3. Book Entry; Certificates. The Company may recognize Participant’s ownership of Shares through uncertificated book entry or through the issuance of certificates evidencing the Exchange Shares. Any such certificates shall be registered in Participant’s name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to the later of (x) the vesting of Restricted Shares pursuant to this Agreement and (y) the expiration of any transfer restrictions set forth in this Agreement or otherwise applicable to the Exchange Shares. As soon as practicable following such time, any certificates for the Exchange Shares shall be delivered to Participant or to Participant’s legal guardian or representative along with the stock powers relating thereto. The Company shall not be liable to Participant for damages relating to any delays in issuing the certificates (if any) to Participant, any loss by Participant of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

4. Rights as a Stockholder. Participant shall be the record owner of the Exchange Shares until or unless such Shares are forfeited pursuant to the terms of this Agreement, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights with respect to the Restricted Shares and rights to dividends or other distributions; provided, that the Exchange Shares shall be subject to the limitations on transfer and encumbrance set forth in Section 7.

5. Legend. To the extent applicable, all book entries (or certificates, if any) representing the Exchange Shares delivered to Participant as contemplated by Section 3 above shall be subject to the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Company may cause notations to be made next to the book entries (or a legend or legends put on certificates, if any) to make appropriate reference to such restrictions. Any such book entry notations (or legends on certificates, if any) shall include a description to the effect of the restrictions set forth in Sections 1 and 7 hereof.

6. No Right to Continued Employment. Neither the Plan nor this Agreement nor Participant’s receipt of the Exchange Shares hereunder shall impose any obligation on the Company or any Affiliate to continue the employment or engagement of Participant. Further, the Company or any Affiliate (as applicable) may at any time terminate the employment or engagement of such Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.

7. Assignment Restrictions.

(a) The Restricted Shares may not, at any time prior to becoming vested pursuant to the terms of this Agreement, be Assigned and any such purported Assignment shall be void and unenforceable against the Company or any Affiliate; provided, that the designation of a beneficiary shall not constitute an Assignment.

(b) The Exchange Shares shall be subject to the lock-up restrictions provided to Participant separately (which are enclosed as Exhibit B), to which Participant agrees by signing this Agreement, and any other agreements to which Participant is or may become a party, including as applicable the Registration Rights Agreement by and among the Company, Ares Corporate Opportunities Fund IV, L.P., Ontario Teachers’ Pension Plan Board and certain stockholders.

(c) “Assign” or “Assignment” shall mean (in either the noun or the verb form, including with respect to the verb form, all conjugations thereof within their correlative meanings) with respect to any security, the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration, whether directly or indirectly, and whether voluntary, involuntary or by operation of law) of such security or any interest therein.

8. Withholding. The Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Restricted Shares, their grant or vesting or any payment or transfer with respect to the Exchange Shares at the applicable statutory rates, and to take such action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes.

9. Securities Laws; Cooperation. Upon the vesting of any Restricted Shares, Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the Plan or with this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.

10. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Chief Legal Officer at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

11. Choice of Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. Any suit, action or proceeding with respect to this Agreement (or any provision incorporated by reference), or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of Delaware, and each of Participant, the Company, and any transferees who hold Shares pursuant to a valid Assignment, hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding, or judgment. Each of Participant, the Company, and any transferees who hold Shares pursuant to a valid Assignment hereby irrevocably waives (a) any objections which it may now or hereafter have to the laying of the venue of any suit, action, or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware, (b) any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum and (c) any right to a jury trial.

12. Shares Subject to Plan; Amendment. By entering into this Agreement, Participant agrees and acknowledges that Participant has received and read a copy of the Plan. The Restricted Shares granted hereunder are subject to the Plan. The terms and provisions of the Plan, as it may be amended from time to time, are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein applicable to the Restricted Shares and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant. Notwithstanding anything in this Agreement or the Plan to the contrary, the Company may amend and update the number of Shares in the Equity Schedule set forth on the Signature Page hereto prior to or following the effective date of the IPO based on the IPO Price.

13. Other Awards. Subject to Section 2 and Schedule I, this Agreement, together with any other equity grants received in connection with the Exchange and the IPO, are in replacement of, and supersede in all respects, the Profits Interests.

14. Parent. Participant agrees and acknowledges that, upon consummation of the Exchange, Participant will (i) hold no Profits Interests, (ii) no longer be a member of Parent and (iii) have no surviving rights under the governing documents of Parent (including, without limitation, any plan or agreement under which Profits Interests were issued to Participant).

15. Entire Agreement. This Agreement is the final, complete and exclusive agreement of the parties with respect to its subject matter and supersedes and merges all prior or contemporaneous discussions or agreements, whether written or oral, regarding the subject matter of this Agreement.

16. Severability. In the event that any provision of this Agreement or application thereof to anyone or under any circumstance is found to be invalid or unenforceable in any jurisdiction to any extent for any reason, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

17. Counterparts. This Agreement may be executed in several counterparts, each of which is an original and all of which shall constitute one instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

[Signatures on next page.]

IN WITNESS WHEREOF, Participant acknowledges and accepts the terms of this Agreement, which shall be effective as of the date set forth below and countersignature by the Company.

Participant

Name:

Dated:

[Signature Page - Replacement Award for Profits Interests of AOT Building Products, L.P.]

Agreement acknowledged and confirmed:

AOT BUILDING PRODUCTS, L.P.	THE AZEK COMPANY INC.

By:	By:
Name:	Name:
Title:	Title:

Equity Schedule1

Name:

Date of Acquisition of Profits Interests:

Date of Grant:

Vesting Reference Date:

Profits Interests			Shares
	Number of Vested Profits Interests	Number of Unvested Profits Interests	Number of Vested Shares	Number of Restricted Shares
Time Vested Profits Interests
Performance Vested Profits Interests	—		—
Total

[1]	Additional equity schedules to be added for Participants with more than one Profits Interests award.

[Signature Page - Replacement Award for Profits Interests of AOT Building Products, L.P.]

Schedule I

Vesting Terms – Restricted Shares

(a) Time-Based Vesting Shares. The Restricted Shares issued in respect of unvested time vested Profits Interests (as reflected in the Equity Schedule on the Signature Page) will continue to vest in the same proportion, and on the same schedule and terms (including forfeiture), as such time vested Profits Interests would have vested under the terms of the LP Interest Agreement. The Participant’s LP Interest Agreement(s) are attached as Exhibit C.

(b) Performance-Based Vesting Shares. The Restricted Shares issued in respect of unvested performance vested Profits Interests (as reflected in the Equity Schedule on the Signature Page) will continue to vest in the same proportion, and on the same terms (including forfeiture), as such performance vested Profits Interests would have vested under the terms of the LP Interest Agreement, except as provided below. The Participant’s LP Interest Agreement(s) are attached as Exhibit C.

(A) For purposes of the definition of “Proceeds,” the “Fair Value” of the Sponsors’ Shares (regardless of whether such Shares are freely tradable and marketable) shall be measured as follows:

(i) On expiration of the Sponsors’ lockup, the Fair Value of the Sponsors’ Shares will be measured based on the number of Shares owned by the Sponsors multiplied by the volume-weighted average trading price for the 45 trading days prior to the expiration of the Sponsors’ lockup (the “Post-Lockup Proceeds”). The performance-based Restricted Shares will vest to the extent that both (x) the Post-Lockup Proceeds results in the applicable performance criteria being met and (y) the closing price of a Share on the last trading day of the Sponsors’ lockup period multiplied by the number of Shares owned by the Sponsors results in the applicable performance criteria being met.

(ii) To the extent that any of the performance-based vesting conditions were not met at the end of the Sponsors’ lockup period in accordance with the prior paragraph, then the Fair Value of the Sponsors’ Shares will be measured after the end of each full calendar quarter that follows the end of the Sponsors’ lockup period (each, a “Measurement Date”). The performance-based Restricted Shares will vest on a Measurement Date to the extent that the applicable performance condition is met based on the volume-weighted average trading price of a Share over any consecutive 45 trading day period during such full calendar quarter.

(B) The Compensation Committee of the Board of Directors may, in its sole discretion, measure performance under this paragraph more frequently than each quarter end and vest performance-based Restricted Shares to the extent that performance conditions are met.

(C) Any employee whose employment terminates due to death or Disability, or whose employment is terminated other than for Cause (as such terms are defined in the Plan), during a quarter will remain eligible to vest in any performance-based Restricted Shares that vest as a result of performance in that quarter.

Exhibit A

ELECTION TO INCLUDE SHARES IN GROSS

INCOME PURSUANT TO SECTION 83(b) OF THE

INTERNAL REVENUE CODE

The undersigned acquired shares (the “Shares”) of The AZEK Company Inc. (the “Company”) on [ ], 2020 (the “Transfer Date”).

The undersigned desires to make an election to have the Shares taxed under the provision of Section 83(b) of the Internal Revenue Code of 1986, as amended (“Code §83(b)”), at the time the undersigned acquired the Shares.

Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 2020 the excess, if any, of the Shares’ fair market value on the Transfer Date over the acquisition price thereof.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

1. The name, address and social security number of the undersigned:

Name:

Address:

SSN: —

2. A description of the property with respect to which the election is being made: [___] Shares of the Company.

3. The date on which the property was transferred: the Transfer Date. The taxable year for which such election is made: calendar year 2020.

4. The restrictions to which the property is subject: The Shares are subject to time based and/or performance based vesting conditions. If the undersigned ceases to be employed by any of the Company or an affiliate under certain circumstances, all or a portion of the Shares may be subject to forfeiture. The Shares are also subject to transfer restrictions.

5. The aggregate fair market value on the Transfer Date of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $[                    ]

6. The aggregate amount paid for such property: $[                    ]

A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations §1.83-2(e)(7).

Dated: , 2020
Name: [ ]

Exhibit B

LP Interest Agreement(s)

(Enclosed)

Exhibit C

LOCK-UP LETTER AGREEMENT

BARCLAYS CAPITAL INC.

BOFA SECURITIES, INC.

GOLDMAN SACHS & CO. LLC

JEFFERIES LLC

As Representatives of the several

Underwriters named in Schedule I of the Underwriting Agreement,

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of shares (the “Stock”) of Class A Common Stock, par value $0.001 per share (the “Common Stock”), of The AZEK Company Inc., a Delaware corporation (the “Company”), and that the Underwriters propose to reoffer the Stock to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc. and BofA Securities, Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or would be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be publicly filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company, or (4) publicly disclose the intention to do any of the foregoing for a period commencing on the date hereof and ending on the 180th day after the date of the Prospectus relating to the Offering (such 180-day period, the “Lock-Up Period”).

The foregoing paragraph shall not apply to (a) shares of Common Stock acquired from the Underwriters in the Offering or transactions relating to shares of Common Stock or other securities acquired in the open market after the completion of the Offering, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift or gifts, (c) sales or other dispositions of shares of any class of the Company’s capital stock, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family (including to any trust, limited partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or any members of the undersigned’s family), or affiliates of the undersigned, including its subsidiaries, partners (if a partnership), members (if a limited liability company), stockholders (if a corporation) or any investment fund or other entity controlling, controlled by, managing, or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), (d) transfers of shares of Common Stock or any security convertible into Common Stock by will, testamentary document or intestate succession upon the death of the undersigned; provided that it shall be a condition to any transfer (i) pursuant to clauses (b)-(d) that the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) pursuant to clauses (b)-(d) that each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the 180-day period referred to above (other than any required filed on Form 5), and (iii) pursuant to clauses (b) and (c) that the undersigned notifies Barclays Capital Inc. and BofA Securities, Inc. at least two business days prior to the proposed transfer or disposition, (f) the exercise (including cashless exercise) of warrants or the exercise of stock options granted pursuant to the Company’s stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to shares of Common Stock issued upon such exercise or conversion, (g) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period; provided further, that the Company is not required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the lock-up period and does not otherwise voluntarily effect any such public filing or report regarding such Rule 10b5-1 Plan, (h) any demands or requests for, the exercise of any right with respect to, or the taking of any action in preparation of, the registration by the Company under the Securities Act of the undersigned’s shares of Common Stock, provided that no transfer of the undersigned’s shares of Common Stock registered pursuant to the exercise of any such right and no registration statement shall be publicly filed under the Securities Act with respect to any of the undersigned’s shares of Common Stock during the Lock-Up Period, (i) any transfer pursuant to a bona fide third party tender or exchange offer made to all holders of the Common Stock, merger, consolidation or other similar transaction involving a change of control (as defined below) of the Company, including voting in favor of any such transaction or taking any other action in connection with such transaction, (provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the undersigned shall remain subject to the restrictions contained in this Lock-Up Letter Agreement), (j) transfers to the Company for the purpose of satisfying any tax withholding obligations (including estimated taxes) due as a result of the exercise of options or as a result of the vesting of or upon the receipt of equity awards held by the undersigned, (k) the repurchase of Common Stock or securities convertible into Common Stock by the Company pursuant to equity award agreements or other contractual arrangements providing for the right of said repurchase in connection with the termination of the undersigned’s employment or service with the Company (l) the exchange of shares of Common Stock for shares of Class B common stock or the exchange of shares of Class B common stock for Common Stock (provided that the Common Stock or Class B common stock issued as a result of such exchange is subject to this Lock-Up Letter Agreement) and (m) transfers of shares of Common Stock or any security convertible into Common Stock by operation of law or pursuant to an order of a court or regulatory agency, provided, however, that for purposes of clauses (j) through (m), if the undersigned is legally required during the Lock-Up Period to file a report under the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock to the Company, the undersigned shall include a statement in such report clearly indicating the nature and conditions of such transfer. For purposes of clause (i) above, “change of control” shall mean the consummation of any bona fide third party tender or exchange offer, merger, purchase, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing provisions shall be equally applicable to any issuer-directed Stock, as referred to in FINRA Rule 5131(d)(2)(A) that the undersigned may purchase in the Offering pursuant to an allocation of Stock that is directed in writing by the Company, (ii) Barclays Capital Inc. and BofA Securities, Inc., agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, Barclays Capital Inc. or BofA Securities, Inc. will notify the Company of the impending release or waiver and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by issuing a press release through a major news service (as referred to in FINRA Rule 5131(d)(2)(B)) at least two business days before the effective date of the release or waiver. Any release or waiver granted by Barclays Capital Inc. and BofA Securities, Inc. hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if both (a) the release or waiver is effected solely to permit a transfer not for consideration, and (b) the transferee has agreed in writing to be bound by the same terms described in this letter that are applicable to the transferor, to the extent and for the duration that such terms remain in effect at the time of the transfer.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including, without limitation, market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

The undersigned hereby consents to receipt of this Lock-Up Letter Agreement in electronic form and understands and agrees that this Lock-Up Letter Agreement may be signed electronically. In the event that any signature is delivered by facsimile transmission, electronic mail or otherwise by electronic transmission evidencing an intent to sign this Lock-Up Letter Agreement, such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation on the undersigned with the same force and effect as if such signature were an original execution, and delivery of this Lock-Up Letter Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

This Lock-Up Letter Agreement shall automatically terminate upon the earliest to occur, if any, of (1) the termination of the Underwriting Agreement before the sale of any Stock to the Underwriters, (2) [•], in the event that the Underwriting Agreement has not been executed by that date, provided that the Company may, by written notice to the undersigned prior to such date, extend such date for a period of up to three additional months, (3) the filing by the Company of an application to withdraw the registration statement related to the Offering and (4) the Underwriters notifying the Company, or the Company notifying the Underwriters, in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering.